SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 13, 2001


                        Eagle Family Foods Holdings, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)
                  333-50305                     13-3983598
          (Commission File Number) (I.R.S. Employer Identification No.)


                            Eagle Family Foods, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)
                  333-50305-01                  13-3982757
          (Commission File Number) (I.R.S. Employer Identification No.)

                 735 Taylor Road, Suite 100, Gahanna, Ohio 43230
                    (Address of principal executive offices)

       Registrants' telephone number, including area code: (614) 501-4200



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Item 5. Other Events.

     Eagle Family Foods, Inc. ("Eagle") announced on Friday, September 13, 2002 that it plans to close its non-dairy creamer plant located in Chester, South Carolina in late November 2002. Future production will be sourced from a third party manufacturer under a long term co-pack agreement. The third party manufacturer has significantly larger non-dairy creamer plants and has agreed to produce Eagle's non-dairy creamer requirements at a lower cost than Eagle's current cost of production. Closure costs including benefits and severance for the 79 employees have not yet been determined.

     A copy of the press release issued by Eagle on September 17, 2002 is included as an exhibit hereto and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

     99.1. Press Release of the Registrants, dated September 17, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


Dated: September 19, 2002
                                   EAGLE FAMILY FOODS HOLDINGS, INC.
                                   EAGLE FAMILY FOODS, INC.

                                   By: /s/ Craig A. Steinke
                                       ------------------------------
                                       Name:  Craig A. Steinke
                                       Title: President, Chief Executive Officer
                                              and Chief Financial Officer